Exhibit 1
AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G
The undersigned hereby agree as follows:
(i)	Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and
(ii)	Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

RSC ACQUISITION LLC
	By:	Ripplewood Partners II, L.P.
its Sole Member

	By:	Ripplewood Partners II GP, L.P.
its General Partner

	By:	RP II GP, LLC
its General Partner

Date: February 16, 2010
	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary
RSC ACQUISITION II LLC
	By:	RP II GP, LLC
its Manager

Date: February 16, 2010
	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary

RIPPLEWOOD PARTNERS II, L.P.
	By:	Ripplewood Partners II GP, L.P.
its General Partner

	By:	RP II GP, LLC
its General Partner

Date: February 16, 2010
	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary

RIPPLEWOOD PARTNERS II GP, L.P.
	By:	RP II GP, LLC
its General Partner

Date: February 16, 2010
	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary
RP II GP, LLC
Date: February 16, 2010

	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary
COLLINS FAMILY PARTNERS, L.P.
	By:	Collins Family Partners Inc.
its General Partner

Date: February 16, 2010
	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary

COLLINS FAMILY PARTNERS INC.
Date: February 16, 2010

	By:	/s/ Christopher P. Minnetian
		Name:	Christopher P. Minnetian
		Title:	Secretary
TIMOTHY COLLINS

Date: February 16, 2010

/s/ Timothy Collings
	Name:	Timothy Collins